UNITED STATES BANKRUPTCY COURT
                             FOR THE DISTRICT OF DELAWARE

In re General DataComm Industries, Inc.         Case No. 01-11101
                                                Reporting Period: April 2002

                               MONTHLY OPERATING REPORT

 File with Court and submit copy to United States Trustee within 20 days after end of month
                  (Forms are reported in thousands of dollars)

Submit copy of report to any official committee appointed in the case.

                                                           Document Explanation
REQUIRED DOCUMENTS                             Form No.    Attached   Attached
-------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements     MOR-1           N/A       (1)
     Bank Reconciliation (or copies of debtor's
        bank reconciliatios)                    MOR-1 (CON'T)   N/A       (1)
     Copies of bank statements                                  N/A       (1)
     Cash disbursements journals                                N/A       (1)
Statement of Operations                         MOR-2           N/A       (1)
Balance Sheet                                   MOR-3            X      (1),(2)
Status of Postpetition Taxes                    MOR-4           N/A
    Copies of IRS Form 6123 or payment receipt                  N/A       (1)
    Copies of tax returns filed during reporting period         N/A       (1)
Summary of Unpaid Postpetition Debts            MOR-4           N/A       (1)
    Listing of aged accounts payable                            N/A     (1),(3)
Accounts Receivable Reconciliation and Aging    MOR-5           N/A       (1)
Debtor Questionnaire                            MOR-5            X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


---------------------
Signature of Debtor                              Date

---------------------
Signature of Joint Debtor                        Date

/S/ W. G. HENRY                                  5/23/02
---------------------                            ---------
Signature of Authorized Individual*              Date

WILLIAM G. HENRY                                 VP & CFO
---------------------                            ----------
Printed Name of Authorized Individual            Title of Authorized Individual


(1) General DataComm Industries, Inc. is a holding company. Cash flow activity and results of operations for the individual companies owned by General DataComm Industries, Inc. are presented in the respective Monthly Operating Reports of such subsidiaries.

(2) The Holding Company's balance sheet is principally comprised of a vacant former headquarters facility held for sale, secured and unsecured debt, other miscellaneous amounts, and stockholders equity.

(3) The Company operates under one centralized accounts payable system managed and operated by General DataComm, Inc. All Company-related accounts payable, if any, are included in the accounts payable listing attached to the MOR for General DataComm, Inc.


*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                       FORM MOR
                                                                         (9/99)

In re General DataComm Industries, Inc.                       Case No. 01-11101
          Debtor                                Reporting Period: April 2002

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

                                    BANK ACCOUNTS                     CURRENT MONTH              CUMULATIVE FILING TO DATE
                                    -------------                     -------------              -------------------------
                             OPER.  PAYROLL   TAX   OTHER           ACTUAL     PROJECTED           ACTUAL     PROJECTED
-----------------------------------------------------------      --------------------------     --------------------------
CASH BEGINNING  OF MONTH      2,727       0       0      0              2,727         (952)         128            0
-----------------------------------------------------------      --------------------------     --------------------------
RECEIPTS                                                                                              0            0
-----------------------------------------------------------      --------------------------     --------------------------
CASH  SALES                                                                 0            0            0            0
ACCOUNTS RECEIVABLE           1,584                                     1,584        2,036       14,899       16,764
LOANS AND ADVANCES                                                          0            0            0            0
SALE  OF  ASSETS                                                            0            0            0            0
TRANSFERS FROM OPER ACCT                                                    0            0            0            0
OTHER  (ATTACH  LIST)           282                                       282           57        1,896        2,929
TRANSFERS  (FROM  DIP ACCTS)    787                                       787          261        3,619        5,150
                                                                            0            0            0            0
-----------------------------------------------------------      --------------------------     -------------------------
    TOTAL  RECEIPTS           2,653       0       0      0              2,653        2,354       20,414       24,843
-----------------------------------------------------------      --------------------------     -------------------------
DISBURSEMENTS
-----------------------------------------------------------      --------------------------     -------------------------
NET PAYROLL                     777                                       777          746        4,775        4,822
PAYROLL TAXES                                                               0            0            0            0
SALES, USE, & OTHER TAXES                                                   0            0            0            0
INVENTORY PURCHASES             665                                       665          859        6,109        2,602
SECURED/ RENTAL/ LEASES                                                     0           10           85          637
INSURANCE                        94                                        94          125          644        1,075
ADMINISTRATIVE                                                              0            0            0            0
SELLING                                                                     0            0            0            0
UTILITIES                                                                   0            0            0            0
INTEREST                                                                    0            0            0          264
FREIGHT                                                                     0            0            0            0
LOAN PAYMENTS                    34                                        34           50        1,117        4,119
OTHER (ATTACH LIST)                                                         0            0        1,193        1,364
 - ADEQUATE PROTECTION          250                                       250          250          500          500
 - MISC                           1                                         1           75            1           75
 - REPAIRS & MAINT.                                                         0            0            0            0
 - TRAVEL                                                                   0            0            0            0
 - SECURITY SERVICES             11                                        11            0           17            0
 - TEMPORARY LABOR                                                          0            0            0            0
 - BANK CHARGES                   2                                         2            3            3            6
OWNER DRAW *                                                                0            0            0            0
TRANSFERS (TO DIP ACCTS)        565                                       565        1,165        2,918       11,196
                                                                            0            0            0            0
PROFESSIONAL FEES                73                                        73            0          272           64
U.S.TRUSTEE QURTRLY FEES                                                    0            0            0            0
COURT COSTS                                                                 0            0            0            0
OUTSTANDING CHECKS                                                          0            0            0            0
-----------------------------------------------------------      --------------------------     ------------------------
TOTAL DISBURSEMENTS           2,472       0       0       0             2,472        3,283       17,634       26,724
-----------------------------------------------------------      --------------------------     ------------------------
NET CASH FLOW                   181       0       0       0      0        181         (929)       2,780       (1,881)
 (RECEIPTS LESS DISBURSEMENTS)
-----------------------------------------------------------      --------------------------     ------------------------
CASH - END OF MONTH           2,908       0       0       0      0      2,908       (1,881)       2,908       (1,881)
------------------------------------------------------------------------------------------------------------------------
* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

Reconciliation of Final Cash Balance:
  General DataComm Industries MOR:
     American National Bank               8
     Bank of New York                 2,900
                                      -----
                                      2,908
                                      -----
Total Cash Reported Above:            2,908
                                      =====

In re General DataComm Industries, Inc.                      Case No. 01-11101
               Debtor                         Reporting Period.: April 2002

                           STATEMENT OF OPERATIONS (1)
                               (Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

                                                                 Cumulative
REVENUES                                              Month     Filing to Date
-------------------------------------------------------------------------------
Gross Revenues                                            $0                  0
Less:  Returns and Allowances                                                 0
Net Revenue                                               $0                  0
-------------------------------------------------------------------------------
COST OF GOODS SOLD
-------------------------------------------------------------------------------
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Service                                            0                  0
Gross Profit                                               0                  0
-------------------------------------------------------------------------------
OPERATING EXPENSES
-------------------------------------------------------------------------------
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs                                 0                  0
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees                                  0                  0
Supplies
Taxes - Payroll
Taxes - Real Estate
Taxes - Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation               0                  0
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Other Income & Expenses           0                  0
-------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES
-------------------------------------------------------------------------------
Other Income (attach schedule)
Interest Expense
Other Expense (attach schedule)
Net Profit (Loss) Before Reorganization Items              0                  0
-------------------------------------------------------------------------------
REORGANIZATION ITEMS
-------------------------------------------------------------------------------
Professional Fees
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from
  Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Mexico                        -4,815
Other Reorganization Expenses (attach schedule)
-------------------------------------------------------------------------------
Total Reorganization Expenses                          -4,815
Income Taxes
-------------------------------------------------------------------------------
Net Profit (Loss)                                     ($4,815)            $0
-------------------------------------------------------------------------------

*"Insider" is defined in 11 U.S.C. Section 101(31).

                                                                     FORM MOR-2
(1) See Note 1 on the cover page of this MOR.

In re General DataComm Industries, Inc.                       Case No. 01-11101
           Debtor                              Reporting Period: April 2002


                  STATEMENT OF OPERATIONS - continuation sheet

-------------------------------------------------------------------------------
                                                                  Cumulative
BREAKDOWN OF "OTHER" CATEGORY                        Month       Filing to Date
-------------------------------------------------------------------------------
Other Costs

Other Operational Expenses

Other Income

Other Expenses

Other Reorganization Expenses

-------------------------------------------------------------------------------

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.
                                                            FORM MOR-2 (CON'T)
                                                            (9/99)

In re  General DataComm Industries, Inc.                     Case No.  01-11101
              Debtor                          Reporting Period:  April 2002

                                  BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

-------------------------------------------------------------------------------
                                    BOOK VALUE AT END OF          BOOK VALUE ON
                  ASSETS           CURRENT REPORTING MONTH        PETITION DATE
-------------------------------------------------------------------------------
CURRENT ASSETS
-------------------------------------------------------------------------------
Unrestricted Cash and Equivalents             2,908                      58
Restricted Cash and Cash
  Equivalents (see continuation sheet)
Accounts Receivable (Net)                         0                       0
Notes Receivable (Mexico)                       533
Inventories
Prepaid Expenses                                  0                    -291
Professional Retainers
Other Current Assets (attach schedule)            0                     476
-------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                         $3,441                    $243
-------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
-------------------------------------------------------------------------------
Real Property and Improvements
  (Building held for sale)                    6,639                   6,639
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation                 2,983                   2,983
-------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                   $3,656                  $3,656
-------------------------------------------------------------------------------
OTHER ASSETS
-------------------------------------------------------------------------------
Loans to Insiders*
Intercompany Receivable                     266,600                 280,734
-------------------------------------------------------------------------------
TOTAL OTHER ASSETS                         $266,600                $280,734
-------------------------------------------------------------------------------
TOTAL ASSETS                               $273,697                $284,633
-------------------------------------------------------------------------------

                                       BOOK VALUE AT END OF       BOOK VALUE ON
   LIABILITIES AND OWNER EQUITY       CURRENT REPORTING MONTH     PETITION DATE
-------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE
 (Postpetition)
-------------------------------------------------------------------------------
Accounts Payable
Taxes Payable (refer to FORM MOR-4)
Wages Payable
Notes Payable
Rent/Leases - Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities
 (attach schedule)
-------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                   $0                      $0
-------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
-------------------------------------------------------------------------------
Secured Debt                                 34,461                  34,655
Priority Debt
Unsecured Debt                                6,043                  11,795
-------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES              $40,504                 $46,450
-------------------------------------------------------------------------------
TOTAL LIABILITIES                           $40,504                 $46,450
-------------------------------------------------------------------------------
OWNER EQUITY
-------------------------------------------------------------------------------
Capital Stock                                 4,116                   4,116
Additional Paid-In Capital                  191,320                 191,495
Partners' Capital Account
Owner's Equity Account
Retained Earnings - Pre-Petition             44,011                  44,011
Retained Earnings - Postpetition             -4,815
Treasury Stock                               -1,439                  -1,439
Postpetition Contributions (Distributions)
  (Draws) (attach schedule)
-------------------------------------------------------------------------------
NET OWNER EQUITY                           $233,193                $238,183
-------------------------------------------------------------------------------

TOTAL LIABILITIES AND OWNERS' EQUITY       $273,697               $284,633
==============================================================================
 *"Insider" is defined in 11 U.S.C. Section 101(31).
                                                                   FORM MOR-3
                                                                       (9/99)
Note:  See Notes 1 and 2 on the cover page of this MOR.

In re: General DataComm Industries, Inc.                      Case No. 01-11101
               Debtor                          Reporting Period: April 2002


                       BALANCE SHEET - continuation sheet

--------------------------------------------------------------------------------
                                        BOOK VALUE AT END OF      BOOK VALUE ON
   ASSETS                              CURRENT REPORTING MONTH    PETITION DATE
--------------------------------------------------------------------------------
Other Current Assets
  Deferred Income Tax                                                   308
  Deposits                                                                7
  Tax Receivable                                                        161

-------------------------------------------------------------------------------
Other Assets
  Intercompany Receivable                        217,423            229,447
  Investment in Subsidiaries                      49,177             51,283
  Other                                                                   4

-------------------------------------------------------------------------------
                                        BOOK VALUE AT END OF      BOOK VALUE ON
   LIABILITIES AND OWNER EQUITY        CURRENT REPORTING MONTH    PETITION DATE
-------------------------------------------------------------------------------

Other Postpetition Liabilities


Adjustments to Owner Equity


Postpetition Contributions (Distributions) (Draws)


-------------------------------------------------------------------------------


Restricted Cash: Cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

                                                            FORM MOR-3 (CON'T)
                                                                        (9/99)

In re General DataComm Industries, Inc.                   Case No. 01-11101
               Debtor                          Reporting Period:  April 2002

                             STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

-------------------------------------------------------------------------------
                      Beginning  Amount                                 Ending
                        Tax      Withheld    Amount    Date   Check No.    Tax
                      Liability or Accrued    Paid     Paid   or EFT   Liability
-------------------------------------------------------------------------------
Federal
-------------------------------------------------------------------------------
Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
-------------------------------------------------------------------------------
   Total Federal Taxes
-------------------------------------------------------------------------------
State and Local
-------------------------------------------------------------------------------
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
-------------------------------------------------------------------------------
   Total State and Local
-------------------------------------------------------------------------------
Total Taxes
-------------------------------------------------------------------------------

                         SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.
-------------------------------------------------------------------------------
                                              Number of Days Past Due
                             --------------------------------------------------
                             Current  0-30   31-60   61-90     Over 90   Total
-------------------------------------------------------------------------------
Accounts Payable
Wages Payable
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other:
Other:
-------------------------------------------------------------------------------
Total Postpetition Debts
-------------------------------------------------------------------------------

Explain how and when the Debtor intends to pay any past-due postpetition debts.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

*"Insider" is defined in 11 U.S.C. Section 101(31).                 FORM MOR-4
                                                                         (9/99)
Note:
   See Notes 1, 2 and 3 on cover page of MOR.

In re General Datacomm Industries, Inc.                      Case No. 01-11101
                              Debtor           Reporting Period: April 2002

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING


-------------------------------------------------------------------------------
Accounts Receivable Reconciliation                                  Amount
--------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period
+ Amounts billed during the period
- Amounts collected during the period
--------------------------------------------------------------------------------
Total Accounts Receivable at the end of the reporting period
--------------------------------------------------------------------------------

Accounts Receivable Aging                                           Amount
--------------------------------------------------------------------------------
0 - 30 days old
31 - 60 days old
61 - 90 days old
91+ days old
Total Accounts Receivable
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)
--------------------------------------------------------------------------------

                              DEBTOR QUESTIONNAIRE

--------------------------------------------------------------------------------
Must be completed each month                                         Yes    No
-------------------------------------------------------------------------------
1. Have any assets been sold or transferred outside the normal course of business this reporting period?  If yes, provide
   an explanation below.                                                     X

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period?  If
   yes, provide an explanation below.                                        X

3. Have all postpetition tax returns been timely filed?  If
   no, provide an explanation below.                                  X

4. Are workers compensation, general liability and other
   necessary insurance coverages in effect?  If no, provide
   an explanation below.                                              X

--------------------------------------------------------------------------------


                                                                   FORM MOR-5
                                                                       (9/99)